                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 2002



                         OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                   1-10945                95-2628227
   (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

                11911 FM 529
                 Houston, TX                             77041
  (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (713) 329-4500



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 18, 2002, upon the recommendation of its Audit Committee, the Board of Directors of the Registrant appointed Ernst & Young LLP to serve as the Registrant's independent auditor for the year ending December 31, 2002, replacing Arthur Andersen LLP ("Andersen"). This change is effective immediately.

The audit reports of Andersen on the consolidated financial statements of the Registrant and subsidiaries as of and for the year ended December 31, 2001 and the nine-month period ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except (i) the change in the method of accounting for derivative instruments effective January 1, 2001 and (ii) the change in accounting for goodwill associated with business acquisitions made after June 30, 2001, both as required by the Financial Accounting Standards Board.

During the Registrant's two most recent fiscal periods ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Andersen with a copy of the above disclosures. A letter dated June 24, 2002, from Andersen stating its agreement with such statements is listed under Item 7 as Exhibit 16.1.

The Registrant's press release dated June 24, 2002, announcing the engagement of Ernst & Young as the Registrant's independent auditor for the year ended December 31, 2002, is listed under Item 7 as Exhibit 99.1.

During the Registrant's two most recent fiscal periods ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, the Registrant did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.     Description
-----------     -----------
   16.1         Letter of Arthur Andersen LLP, dated June 24, 2002, regarding change in certifying accountant.

   99.1         Press Release, dated June 24, 2002, "Oceaneering Appoints
                Ernst & Young Independent Auditor."


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OCEANEERING INTERNATIONAL, INC.


By: /s/ MARVIN J. MIGURA                                  Date: June 24, 2002
    ------------------------------
    Marvin J. Migura
    Chief Financial Officer
    (Principal Financial Officer)


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                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------
   16.1         Letter of Arthur Andersen LLP, dated June 24, 2002, regarding change in certifying accountant.

   99.1         Press Release, dated June 24, 2002, "Oceaneering Appoints
                Ernst & Young Independent Auditor."